UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2013

The Hillshire Brands Company

(Exact name of registrant as specified in charter)

Maryland	1-3344	36-2089049
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

400 South Jefferson Street, Chicago, Illinois 60607

(Address of principal executive offices)

Registrant’s telephone number, including area code: (312) 614-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Sean M. Connolly, President and Chief Executive Officer of The Hillshire Brands Company (the “Company”), and Maria G. Henry, Executive Vice President, Chief Financial Officer of the Company, will present at the Barclay’s Back-to-School Consumer Conference in Boston, Massachusetts at 11:15 a.m. EDT (10:15 a.m. CDT) on Tuesday, September 3, 2013. Interested parties can access a live audio webcast of the presentation at www.hillshirebrands.com. Such webcast also will be available for replay in the Investor Relations section of the Company’s website through the close of business on February 28, 2014.

Attached as Exhibit 99 and incorporated herein by reference are the slides that will be used at the presentation.

The information disclosed in this Current Report, including Exhibit 99 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99	September 3, 2013 Presentation

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 3, 2013

THE HILLSHIRE BRANDS COMPANY

By:	/s/ Maria Henry
	Name:	Maria Henry
	Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit 99	September 3, 2013 Presentation